UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2017

INPIXON

 (Exact name of registrant as specified in its charter)

Nevada	001-36404	88-0434915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2479 E. Bayshore Road, Suite 195 Palo Alto, CA	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 702-2167

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 1.01	Entry into a Material Definitive Agreement.

On December 11, 2017, Inpixon, a Nevada corporation (the “Company”), and the holders (the “Holders”) of those certain 8% Original Issue Discount Senior Secured Convertible Debentures (the “Debentures”), with a current aggregate principal amount of $2,763,545.25, which were issued pursuant to that certain Securities Purchase Agreement, dated August 9, 2016 (the “SPA”), entered into an Amendment Agreement (the “Amendment Agreement”) to modify the terms of the SPA and the Debenture as described below. The terms of the SPA and Debentures were previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on August 10, 2016.

Pursuant to the Amendment Agreement, the terms of the SPA and the Debentures were amended as follows:

(i) to extend the maturity date of the Debentures from August 9, 2018 to January 2, 2019 (the “Maturity Date”);

(ii) to suspend all payments of interest scheduled to be made on the Debentures after December 11, 2017, all Periodic Redemption Amounts (as defined in the Debentures) on each Periodic Redemption Date (as defined in the Debenture) and any other amounts payable under the Debentures until the Maturity Date;

(iii) to reduce the conversion price of the Debentures to a fixed price of $0.24, which is based on a discount to the reported closing price of the Company’s common stock as of the date of the Meeting (as defined below), as may be adjusted, but not increased (the “Conversion Price”);

(iv) to provide that the Company may not solicit offers to buy, negotiate to issue or issue common stock or Common Stock Equivalents (as defined in the Debentures) for an effective per share price that is less than the Conversion Price, except in connection with any issuance of Common Stock or Common Stock Equivalents (1) pursuant to an Exempt Issuance (as defined in the Debentures); (2) to the Company’ s legal counsel for services rendered; (3) the issuance of up to 2,000,000 shares of Common Stock to certain warrant holders in exchange for the cancellation of certain outstanding warrants; and (4) a public offering of the Company’ s securities pursuant to an effective registration statement filed in accordance with the Securities Act;

(v) to remove any prohibition on consummating certain variable rate transactions at an effective price per share that is lower than the Conversion Price then in effect.

(vi) to terminate any security interests pursuant to that certain security agreement entered into in connection and to authorize the Company to file a UCC-3 termination statement to that effect;

(vii) to provide the Company with a forced conversion right if the VWAP (as defined in the Debenture) equals or exceeds $0.30 (subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the common stock that occur after the date hereof) for any 5 consecutive Trading Days (as defined in the SPA), the Company may, upon the delivery of notice to the Holders, force the Holders to convert all or part of the then outstanding principal amount of this Debenture plus, if so specified in the forced conversion notice, accrued but unpaid interest, liquidated damages and other amounts owing to the Holders under the Debenture, so long as the Equity Conditions (as defined in the Debenture) have been satisfied; and

(viii) to remove certain negative covenants prohibiting the Company and its subsidiaries from borrowing money, incurring liens, acquiring more than a de minimis number of shares of its common stock or Common Stock Equivalents (as defined in the Debenture), repaying any other indebtedness other than the Debenture on a pro-rata basis and paying cash dividends or distributions on any equity securities of the Company.

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In addition, one of the Holders agreed that to the extent it has not exercised those outstanding warrants originally issued to it by the Company on June 30, 2017 (the “Warrants” ) in full, on or prior to December 31, 2017, such Holder’s right to exercise such Warrants or any other rights granted pursuant to such Warrants shall be terminated and the Warrants will be cancelled on the books and records of the Company.

The issuance of the shares of common stock in connection with the Amendment Agreement were approved by the Company’s stockholders on December 8, 2017 in accordance with Nasdaq Listing Rule 5635.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following are the voting results of each matter submitted to the stockholders of the Company at the Annual Meeting of Stockholders held on December 8, 2017 (the “Meeting”). At the beginning of the Meeting, there were 9,775,753 shares of common stock present in person or by proxy, which constituted a quorum for the transaction of business. Holders of the Company’s common stock were entitled to one vote for each share held as of the close of business on October 30, 2017. The proposals below are described in more detail in the Company’s definitive proxy statement filed with the Commission on November 8, 2017.

1.       Each of the following nominees was elected to serve as a director until the next annual meeting or until the election and qualification of his or her successor.

Nominee	For	Against	Abstentions	Broker Non-Votes
Nadir Ali	1,572,234	462,254	66,035	7,675,230
Leonard A. Oppenheim	1,312,264	732,620	55,639	7,675,230
Kareem M. Irfan	1,295,659	738,235	66,629	7,675,230
Tanveer A. Khader	1,295,814	738,830	65,879	7,675,230

The following proposals were approved:

2.       To authorize an amendment to the Company’s Restated Articles of Incorporation to effect a reverse stock split of the Company’s outstanding common stock, at a ratio between 1-for-5 and 1-for-50, to be determined at the discretion of the Company’s board of directors.

For	Against	Abstentions	Broker Non-Votes
6,288,518	3,473,181	14,054	0

3.       To approve the increase of the number of authorized shares of the Company’s common stock from 50,000,000 to 200,000,000.

For	Against	Abstentions	Broker Non-Votes
5,718,613	4,045,342	11,798	0

4.       To approve the potential issuance in excess of 20% of the Company’s outstanding shares of common stock in connection with the conversion of certain securities issued to certain debenture holders.

For	Against	Abstentions	Broker Non-Votes
1,402,004	601,258	97,261	7,675,230

5.       To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

For	Against	Abstentions	Broker Non-Votes
8,336,787	1,039,977	398,989	0

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6.        To approve the issuance of shares of the Company’s common stock pursuant to the Warrant Exercise Program Proposal.

For	Against	Abstentions	Broker Non-Votes
1,279,080	732,887	88,556	7,675,230

7.       To approve the issuance of securities including but not limited to common stock, preferred stock, warrants, trade-debt conversion, convertible notes or other securities convertible or exercisable for equity securities of the Company in one or more potential non-public capital-raising transactions up to $7,000,000 where the maximum discount at which securities will be offered will be equivalent to a discount of up to 30% below the market price of the Company’s common stock with a floor of $0.10, on a post-split basis, as required by, and in accordance with, NASDAQ Listing Rule 5635(d).

For	Against	Abstentions	Broker Non-Votes
1,397,728	692,127	10,668	7,675,230

8.       To approve the adjournment of the Meeting, if necessary, to solicit to solicit additional proxies in the event that there are not sufficient votes at the time of the Meeting to approve the Reverse Split Proposal and/or the 20% Issuance Proposals.

For	Against	Abstentions	Broker Non-Votes
7,882,395	1,668,560	224,798	0

The following proposal was not approved:

1.       To approve the increase in the number of shares of the Company’s common stock available for issuance under the Company’s 2011 Employee Incentive Plan from 498,858 to 25,000,000 on a pre-split basis.

For	Against	Abstentions	Broker Non-Votes
929,806	1,078,798	91,919	7,675,230

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amendment Agreement, dated December 11, 2017, by and among Inpixon and the Holders.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPIXON

Date: December 12, 2017	By:	/s/ Nadir Ali
	Name:	Nadir Ali
	Title:	Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Amendment Agreement, dated December 11, 2017, by and among Inpixon and the Holders.

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